UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material under §240.14a-12

Truist Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2021
Meeting Information
TRUIST FINANCIAL CORPORATION	Meeting Type: Annual Meeting
For holders as of: February 18, 2021
Date: April 27, 2021 Time: 11:00 a.m. Eastern Daylight Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TFC2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TFC2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

TRUIST FINANCIAL CORPORATION 214 N. TRYON STREET CHARLOTTE, NC 28202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

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by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2021 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/TFC2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1.
1.

The election of twenty-two directors, each for a one-year term expiring at the 2022 Annual Meeting of Shareholders.

1a.   Jennifer S. Banner

1b.  K. David Boyer, Jr.

1c.   Agnes Bundy Scanlan

1d.  Anna R. Cablik

1e.   Dallas S. Clement

1f.   Paul D. Donahue

1g.  Paul R. Garcia

1h.  Patrick C. Graney III

1i.   Linnie M. Haynesworth

1j.   Kelly S. King

1k.  Easter A. Maynard

1l.   Donna S. Morea

1m.  Charles A. Patton

1n.  Nido R. Qubein

1o.  David M. Ratcliffe

1p.  William H. Rogers, Jr.

1q.  Frank P. Scruggs, Jr.

1r.   Christine Sears

1s.   Thomas E. Skains

1t.   Bruce L. Tanner

1u.  Thomas N. Thompson

1v.  Steven C. Voorhees

Management Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.  Ratification of the appointment of PricewaterhouseCoopers LLP as Truist’s independent registered public accounting firm for 2021.

3.  Advisory vote to approve Truist’s executive compensation program.

NOTE: Designated proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.